Current Tax Assets and Liabilities - Summary of Current Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Tax Receivables
Monthly provisional tax payments	$ 44,798	$ 43,235
Other	6,196	4,158
Total	50,994	47,393
Tax Payables
Income tax	192,924	172,638
Total	$ 192,924	$ 172,638